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                                                                   Exhibit 10.30



                               SECOND AMENDMENT TO
            SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

         SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "SECOND AMENDMENT") dated as of February 18, 1998 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC. MACKINTOSH OF NEW ENGLAND CO. AND M & L INTERNATIONAL, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS" and individually, each a "GUARANTOR" and collectively, the "GUARANTORS"), THE CHASE MANHATTAN BANK, CORESTATES BANK, N.A., BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), FLEET BANK N.A. and MILBERG FACTORS, INC. (individually, each a "LENDER" and collectively, the "LENDERS"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "SERVICING AGENT" and together with the Agent, the "AGENTS").

PRELIMINARY STATEMENTS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997, as amended by a First Amendment, dated as of May 22, 1997 (as so amended, the "CREDIT AGREEMENT"); and

         WHEREAS, the terms defined in the Credit Agreement are used in this Second Amendment as in the Credit Agreement unless otherwise defined in this Second Amendment;

         NOW, THEREFORE, the Borrowers, the Lenders and the Agents have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The definition of "Andy Johns" is hereby amended in its entirety as follows:

                  "'Andy Johns' means Andy Johns Fashions International, a division of BAI during the period prior to January 1, 1998, and from and after January 1, 1998 a division of Mackintosh".

                  (b) The definition of "Revolving Credit Loans Maximum Outstanding" is hereby amended by (i) deleting the amount "$7,000,000" contained therein and inserting in lieu thereof the amount "$9,300,000" and (ii) deleting the amount "9,000,000" contained therein and inserting in lieu thereof the amount "11,300,000".


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                  (c) Section 3.01 of the Credit Agreement is hereby amended by amending and restating clause (b) contained in the first paragraph thereof in its entirety as follows:

                  "(b) the Revolving Credit Commitment minus the Revolving Credit Loans and minus all unreimbursed obligations on Letters of Credit and minus any and all overdrafts created as a result of or in connection with the satisfaction of a reimbursement obligation under a Letter of Credit and minus the aggregate face amount of all outstanding Letters of Indemnity; provided that Chase will not be required to issue a Letter of Credit with an expiration date more than 180 days from the date of issuance of such Letter of Credit; it being understood that Chase will not be required to issue any Letter of Credit which permits the beneficiary of such Letter of Credit to make a drawing under such Letter of Credit without the presentation of documents or documents of title where the aggregate unused face amount of all such Letters of Credit outstanding at any time is greater than One Hundred Fifty Thousand Dollars ($150,000)."

                  (d) Section 3.01 of the Credit Agreement is hereby further amended by deleting the last line of the chart that is set forth in the second paragraph of such Section and inserting in lieu thereof the following:

                  "January 1, 1998 to and
                  including March 6, 1998               $12,500,000"

                  (e) Section 3.01 of the Credit Agreement is hereby further amended by (x) inserting immediately following the reference to "Andy Johns" appearing in the third and fourth lines of the third paragraph of such Section the parenthetical clause "(or, from and after January 1, 1998, Mackintosh, including, without limitation, Andy Johns and Mackintosh's other divisions)" and
(y) deleting the last line of the chart that is set forth in such paragraph and inserting in lieu thereof the following:

                  "January 1, 1998 to and
                  including March 6, 1998               $1,500,000"

         SECTION 2. INTERCOMPANY ADVANCES. Each of the Borrowers agree that no further intercompany loans or advances shall be made by any Borrower from and after the date hereof and that intercompany loans and advances by and among the Borrowers outstanding as of the date hereof shall not be repaid or reduced by any amounts, other than reductions or repayments arising from non-cash offsets of federal income tax provisions among Apparel, BAI, Mackintosh and M&L conducted in the ordinary course of business in accordance with GAAP.

         SECTION 3. CONDITIONS OF EFFECTIVENESS TO THIS SECOND AMENDMENT. This Second Amendment shall become effective on the date on which each of the following conditions have been


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satisfied: (i) the Borrowers, the Lenders and the Agents shall each have executed and delivered this Second Amendment; (ii) payment by the Borrower of a $50,000 amendment fee; (iii) payment by the Borrower of all costs and expenses of the Agents and the Lenders (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with this Second Amendment and the Credit Agreement; and (iv) receipt of such other documents, opinions or agreements as either of the Agents or any of the Lenders may reasonably request.

         SECTION 4. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents.

         SECTION 5. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Second Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

         SECTION 6. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         SECTION 8. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                                         BISCAYNE APPAREL, INC.

                                         By: /s/  Peter Vandenberg, Jr.
                                            ------------------------------------
                                            Name:  Peter Vandenberg, Jr.
                                            Title:





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                                        BISCAYNE APPAREL INTERNATIONAL, INC.

                                        By: /s/ Peter Vandenberg, Jr.
                                           ------------------------------------
                                           Name:  Peter Vandenberg, Jr.
                                           Title:



                                        MACKINTOSH OF NEW ENGLAND CO.


                                        By: /s/ Peter Vandenberg, Jr.
                                           ------------------------------------
                                           Name:  Peter Vandenberg, Jr.
                                           Title:



                                        M & L INTERNATIONAL, INC.


                                        By: /s/ Peter Vandenberg, Jr.
                                           ------------------------------------
                                           Name:  Peter Vandenberg, Jr.
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                        as Lender


                                        By: /s/ John Murphy
                                           ------------------------------------
                                           Name:  John Murphy
                                           Title: Vice President



                                        MILBERG FACTORS, INC., as Lender


                                        By: /s/ David J. Milberg
                                           ------------------------------------
                                           Name:  David J. Milberg
                                           Title: Vice President



                                        CORESTATES BANK, N.A., as Lender


                                        By: /s/ C.B. Cook
                                           ------------------------------------
                                           Name:  C.B. Cook
                                           Title: Vice President




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                                        BANKBOSTON, N. A., as Lender


                                        By: /s/ David F. Eusden
                                           ------------------------------------
                                           Name:  David F. Eusden
                                           Title: Director



                                        FLEET BANK, N.A., as Lender


                                        By: /s/ Amy H. Witryol
                                           ------------------------------------
                                           Name:  Amy H. Witryol
                                           Title: Vice President



                                        THE CHASE MANHATTAN BANK, as Agent


                                        By: /s/ John Murphy
                                           ------------------------------------
                                           Name:  John Murphy
                                           Title: Vice President



                                        MILBERG FACTORS, INC., as
                                          Servicing Agent


                                        By: /s/ David J. Milberg
                                           ------------------------------------
                                           Name:  David J. Milberg
                                           Title: Vice President



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